UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 14, 2007

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Rittenhouse Circle, Bristol, PA	19007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K of StoneMor Partners L.P., a Delaware limited partnership (“StoneMor”), and any financial guidance provided are forward-looking statements within the meaning of Section 27A(i) of the Securities Act of 1933, as amended, and Section 21E(i) of the Securities Exchange Act of 1934, as amended. The words “believe,” “may,” “will,” “estimate,” “continues,” “anticipate,” “intend,” “project,” “expect,” “predict,” and similar expressions identify these forward-looking statements. These forward-looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated, including, but not limited to, the following: future revenue and revenue growth; the impact of StoneMor’s significant leverage on its operating plans; the ability of StoneMor to service its debt; StoneMor’s ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; variances in death rates; variances in the use of cremation; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; StoneMor’s ability to successfully implement a strategic plan relating to producing operating improvement, strong cash flows and further deleveraging; information disclosed within this Current Report on Form 8-K and various other uncertainties associated with the deathcare industry and StoneMor’s operations in particular. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events

On September 14, 2007, the members of StoneMor GP LLC (“StoneMor GP”), a Delaware limited liability company and the General Partner of StoneMor, adopted the First Amendment (the “Amendment”) to the Amended and Restated Limited Liability Company Agreement of StoneMor GP LLC (the “Agreement”), dated as of September 20, 2004, attached to this Current Report on Form 8-K as Exhibit 99.1. The following is a summary of the material provisions of the Amendment. This summary is qualified in its entirety by reference to the Amendment, which is incorporated by reference in its entirety hereto and which is attached to this Current Report on Form 8-K as Exhibit 99.2. Capitalized terms which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the Agreement or Amendment.

Pursuant to the Amendment, StoneMor GP will issue 16 Class B Units as profits interests to each of Michael Stache, Senior Vice President and Chief Operating Officer of StoneMor Partners L.P., and Robert Stache, Senior Vice President – Sales of StoneMor Partners L.P. The Amendment also provides for a “book-up” of the book values of StoneMor GP’s assets to equal $4,300,000 and a corresponding adjustment of the Capital Accounts of the Members, effective immediately prior to the issuance of the Class B Units to Michael Stache and Robert Stache, in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f)(5).

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Amended and Restated Limited Liability Company Agreement of StoneMor GP LLC, dated as of September 20, 2004

99.2	First Amendment to the Amended and Restated Limited Liability Company Agreement of StoneMor GP LLC, dated as of September 14, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC
its general partner

Date: September 19, 2007	By:	/s/ William R. Shane
	Name:	William R. Shane
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Limited Liability Company Agreement of StoneMor GP LLC, dated as of September 20, 2004

99.2	First Amendment to the Amended and Restated Limited Liability Company Agreement of StoneMor GP LLC, dated as of September 14, 2007

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